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BioLok

Merging Cell Biology & Technology

Merging Cell Biology & Technology

368 South Military Trail Deerfield Beach, FL 33442 800.789.0830 www.biolok.com

BioLok International Inc. (OTCBB: BLLI)

            Safe Harbor Statement under Private Securities Litigation Reform
Act of 1995: The statements contained in this release which are not historical facts may be deemed to contain forward-looking
statements, including, but not limited to, deployment of new services, growth of the customer base, and growth of the service area, among other items. Actual results may differ materially from those anticipated in any forward-looking statement with regard to magnitude, timing or other factors. Deviation may result from risks and uncertainties, including, without limitation, dependence on third parties, market conditions for the sale of services, technical factors affecting networks, availability of capital and other risks and uncertainties which are discussed in detail in the Company’s filings with the Securities and Exchange Commission. The Company
disclaims any obligation to update information contained in any forward-looking statement.

368 South Military Trail Deerfield Beach, FL 33442

Laser-Lok®
Bioaffinity collar for soft and hard tissue attachment

8 micron cell channels stop epithelial cell
migration, securing gingival margins and crestal
bone heights

Soft tissue attaches and seals with the 8 micron
cell channels preserving papillae and protecting
against peri-implantitis

12 micron cell channels direct osteogenic cells to
form strong attachment of organized bone

Merging Cell Biology & Technology

inside Dentistry
DECEMBER 2005
The Oral-Systemic Link:
HOW MUCH DO WE KNOW?
1 HOUR OF FREE CONTINUING EDUCATION CREDIT FROM TUFTS UNIVERSITY SCHOOL OF DENTAL MEDICINE

368 South Military Trail Deerfield Beach, FL 33442 800.789.0830 www.biolok.com

Oral Inflammation
                                Linked To…

Bone loss

Implant instability or loss

Cardiovascular disease and a
decline in systemic health

BioLok
Merging Cell Biology & Technology

368 South Military Trail Deerfield Beach, FL 33442 800.789.0830 www.biolok.com

Fractured Implants

Merging Cell Biology & Technology

368 South Military Trail Deerfield Beach, FL 33442 800.789.0830 www.biolok.com

Laser-Lok® Bioaffinity Collar

Mag. 700x

Mag. 700x

8 micron

12 micron

Merging Cell Biology & Technology

368 South Military Trail Deerfield Beach, FL 33442 800.789.0830 www.biolok.com

Human Bronchial Epithelial (HBE)
Cells

HBE cell colony on smooth surface

HBE cell colony on smooth and MG8 surfaces

MG8 surface

Smooth
surface

Merging Cell Biology & Technology

368 South Military Trail Deerfield Beach, FL 33442 800.789.0830 www.biolok.com

Forms Mechanically Superior
Orientated Bone Matrix

Bone orientation follows

orientation of MG12 surface

(modular IM rod study)

BioLok
Merging Cell Biology & Technology

The Bone Regeneration Solution
BoneGen™

368 South Military Trail Deerfield Beach, FL 33442 800.789.0830 www.biolok.com

BoneGen-TR™

Global bone augmentation market is $1 billion

Bone growth material necessary for implant stability and overall improved oral health

Calcium Sulfate used for 75 years -- totally absorbable, biocompatible

BoneGen-TR cleared by FDA in March:  clinically safe, nano-composite material with an 18 week absorbsion rate vs. 4 weeks for Calcium sulfate

BoneGen-TR could be a $25MM dental product in 3 years

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Money | Inside Money

GET A QUOTE: Enter symbol(s) or Keywords · DJIA 11,211.05 +93.73 · NASDAQ 2,1

Markets chart

Illegal trade in bodies shakes loved ones

Updated 4/28/2006 12:57 AM ET

E-mail | Save | Print | Reprints & Permissions | Subscribe to stories like th

By Stephanie Armour, USA TODAY

When Eileen Currier died of lung cancer at age 72, her cl had the ashes of the petite, soft-spoken Irish woman sca San Diego.

But in 2002, family members say, they learned that the a didn't belong to their mother. Instead, they were told that unscrupulous crematorium owner secretly carved up her along with the bodies of hundreds of other newly decease

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How 2 people's lives were affected

Updated 4/26/2006 11:49 PM ET

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RELATED STORIES

- **Main story:** Illegal trade in bodies shakes loved ones
- How 2 people's lives were affected
- Some procurers loosely regulated

By Stephanie Armour, USA TODAY

A Brooklyn grand jury in February indicted four men on charges of stealing body parts that were later provided for implant into living patients. All have pleaded not guilty. No trial date has been set. Several civil lawsuits have also been filed. Here are the stories of two plaintiffs:

• Carpenter Gary Pieper ruptured a disc in his neck after falling on the job and began losing sensation in his fingers and legs. So, in September 2004, he had a cadaver bone — a sliver no bigger than a thumbnail — transplanted in his neck.

He learned later that the bone may have been illegally harvested from a cadaver, according to the lawsuit he filed. He has so far

USA TODAY ▪ Brokering body parts

MSNBC

MSNBC Home » Health » Mad Cow in the U.S.

Canada finds new case of mad cow

Third incidence points to concerns over animal feed

By Jon Bonné
MSNBC
Updated: 6:45 p.m. ET Jan 11, 2005

A third case of mad cow disease in Canada has been confirmed, Canadian officials said Tuesday, bringing the total number of North American cases to four.

The fatal brain disease, formally known as bovine spongiform encephalopathy (BSE), was detected in a nearly seven-year-old Alberta beef

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MSNBC Home » Health » Mad Cow in the U.S.

Alabama cow tests positive for mad cow disease

Investigators tracing source; meat did not enter food chain, USDA says

MSNBC News Services
Updated: 1:18 p.m. ET March 14, 2006

WASHINGTON - Government investigators are tracing the history of an Alabama cow that has

INTERACTIVE
HOW MAD COW DISEASE MAY AFFECT THE BRAIN

368 South Military Trail Deerfield Beach, FL 33442 800.789.0830 www.biolok.com

Merging Cell Biology & Technology

368 South Military Trail Deerfield Beach, FL 33442 800.789.0830 www.biolok.com

BoneGen-TR Future Applications

CS/Absorbable polymer pellets

Antibiotic release systems

Growth factor release systems

Multiphase composites that release multiple bioactive agents at controlled time points

Orthopedic

Maxillofacial

Neurology

Rosenblum SF, Frenkel S, Ricci JR, Alexander H. Diffusion of fibroblast growth factor from a plaster of Paris carrier. J Appl Biomater 1993;4(1): 67-72.

Merging Cell Biology & Technology

368 South Military Trail Deerfield Beach, FL 33442 800.789.0830 www.biolok.com

Select Investment Merits

Large, growing market with demographic drivers

Proven success in “Merging Cell Biology and Technology” -- significant scientific leadership with 27 key patents and 8 pending

Product superiority and growth strategy delivering BLLI increasing revenues at over 2x industry rate of growth

Guidance for 40% top line organic growth

High margin consumable products model

Ability to double production with minimal capital investment

New BoneGen-TR provides strong incremental growth

Merging Cell Biology & Technology

368 South Military Trail Deerfield Beach, FL 33442 800.789.0830 www.biolok.com

Select Investment Merits - continued

Expanding International Distribution:

Japan: alliance with Shofu announced yesterday

Canada: decision to sell directly starting in November

Hungary and neighboring countries in August

•       Expanding US Sales force and Marketing

-       $3.75 million private placement last spring

-       Hired VP US Sales and VP Marketing in 2005

Added & trained 8 more US sales people in December 2005

Will hire West Coast Regional Sales Manager – July

Will hire 6 more sales people this year

$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$0
FY2004
FY2005
FY2006*

368 South Military Trail Deerfield Beach, FL 33442 800.789.0830 www.biolok.com

Annual Revenue Growth

* Forecast

48%

40%

BioLok International Inc.

(OTCBB: BLLI)

Bruce Hollander

Chairman and Chief Executive Officer